UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 North Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip Code)

Heartland Group, Inc., 789 North Water Street, Suite 500, Milwaukee, WI, 53202

(Name and address of agent for service)

Conrad Goodkind; Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Item 1.	Reports to Stockholders.

HEARTLAND. VALUE AT WORK.™

Through hard work, resolve and attention to detail, manufacturing has always been part of what made the Heartland strong.

Semiannual Report

Select Value Fund • Value Plus Fund • Value Fund

June 30, 2007

Heartland Funds
AMERICA'S VALUE INVESTOR®

WHAT IT MEANS TO BE A VALUE INVESTOR

The essence of value investing is grounded in the time-tested approach outlined by Professors Benajmin Graham and David Dodd, co-authors of “Security Analysis,” the classic best seller on investment analysis. Since they pioneered this methodology in 1934 the Graham and Dodd philosophy has attracted a successful circle of disciples, including Heartland Advisors.

At Heartland, value investing is our passion and sole focus. We are relentless bargain hunters analyzing overlooked and unpopular stocks which we believe sell at significant discounts to their true worth, or intrinsic value. In essence we view this discount as a means to afford potential appreciation while limiting downside risk.

We often find that a company’s stock is undervalued because it is:

•	Temporarily out of favor or oversold because of recent negative news events

•	Underfollowed by Wall Street analysts

•	Misunderstood by investors

•	An emerging opportunity as yet undiscovered

Since 1984, our disciplined, value investment philosophy and process of purchasing stocks which we believe are in the “bargain basement” has served fund shareholders well.

WE BELIEVE THIS IS THE MOST INTELLIGENT WAY

TO BUILD AN INVESTOR’S NET WORTH

THE HEARTLAND FAMILY OF EQUITY FUNDS –

TABLE OF INVESTMENT RESULTS

AT HEARTLAND,

we take a long-term approach to investing. The stock market tends to be emotional, often overtaken by fear or greed. Too many speculators overreact to the headlines of the day. We believe this creates opportunities for the objective, long-term investor.

— Bill Nasgovitz, President

Performance for the Period Ended June 30, 20071	Heartland Select Value Fund	Heartland Value Plus Fund	Heartland Value Fund
6 Months*	14.03%	14.49%	6.11%
1 Year	24.26%	29.11%	18.91%
Average Annual Total Return for:
3 Years	18.85%	12.68%	13.21%
5 Years	16.08%	16.83%	17.12%
10 Years	13.23%	11.61%	13.65%
15 Years	—	—	16.63%
Since Inception	14.34%	13.30%	15.69%
Value of Hypothetical Investment	$42,040	$55,201	$265,888
of $10,000 from Inception Date[2]	10/11/96	10/26/93	12/28/84

*	Not annualized

As of the Prospectus dated 5/1/07, the expense ratios for the Heartland Select Value Fund, Value Plus Fund and Value Fund are 1.25%, 1.26% and 1.12%, respectively. The performance of the Heartland Funds reflects the deduction of this expense ratio. The expense ratio comprises fees for value-added services associated with a mutual fund, such as investment management, fund accounting, and distribution and service fees. The performance shown reflects the reinvestment of all dividend and capital gains distributions. More recent information can be found in this semiannual report on pages 22 and 23.

[1]

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. Through November 30, 2001, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Waivers are no longer in effect. Without such waivers, total returns of the Select Value Fund prior to December 1, 2001 would have been lower. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com.

The Funds invest in stocks of small companies that may be more volatile and less liquid than those of larger companies. The Select Value and Value Plus Funds also invest in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance than for other funds. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

[2]	Value of $10,000 from inception represents a hypothetical investment in the Fund for the period ended June 30, 2007.

The opinions expressed in this Semiannual Report are those of the portfolio managers, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed.

HEARTLAND SELECT VALUE FUND (HRSVX)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGEMENT TEAM		FUND PERFORMANCE
		Average Annual Total Returns as of June 30, 2007	Year-To- Date*	One Year	Three Years	Five Years	Ten Years	Since Inception (10/11/96)
		Heartland Select Value Fund	14.03%	24.26%	18.85%	16.08%	13.23%	14.34%
		Russell 3000 Value Index**	6.01	21.33	15.85	13.41	9.99	11.89
		S&P 500 Index	6.96	20.59	11.68	10.71	7.13	9.30

	David Fondne, CPA	As of the Prospectus dated May 1, 2007, the expense ratio for the Heartland Select Value Fund is 1.25%. The performance of the Select Value Fund reflects the deduction of this expense ratio. The expense ratio comprises fees for value-added services associated with a mutual fund, such as investment management, fund accounting, and distribution and service fees. The performance shown reflects the reinvestment of all dividend and capital gains distributions. More recent information can be found in this semiannual report on page 22.

		Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. Through November 30, 2001, the Advisor voluntarily waived a portion of the Fund’s expenses. Waivers are no longer in effect. Without such waivers, total returns prior to December 1, 2001, would have been lower. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.
		Index Source: FactSet Research Systems, Inc.
	Ted Baszler, CPA, CFA	*Not Annualized.
		**Due to the discontinuance of the S&P Mid-Cap 400 Barra Value Index, the Fund changed its comparative index to the Russell 3000 Value Index in August 2006.

	Hugh Denison	Index definitions are listed on the final page of this report. It is not possible to invest directly in an index.
		INVESTMENT GOAL
		The Select Value Fund seeks long-term capital appreciation.
		PRINCIPAL INVESTMENT STRATEGIES
		The Select Value Fund invests primarily in common stocks whose current market prices, in Heartland Advisors’ judgment, are undervalued relative to their intrinsic value. Heartland Advisors uses its disciplined value criteria to identify what it believes are the best available investment opportunities for the Select Value Fund. Using a multi-cap approach, the Fund invests in companies of all sizes, although the companies normally have market capitalizations in excess of $500 million.
		INVESTMENT CONSIDERATIONS

		In addition to stocks of large companies, the Select Value Fund invests in stocks of small and mid-sized companies that are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

	Will Nasgovitz

MANAGEMENT REPORT

We are very pleased to inform shareholders that the Heartland Select Value Fund was up 14.03% for the first half of 2007, significantly outperforming its comparative indices. The S&P 500 Index, primarily consisting of large company stocks, posted a return of 6.96% for the six months ended June 30, 2007. The more broadly based comparative Russell 3000 Value Index had a return of 6.01% for the same period.

		We remain focused on our disciplined investment process to search for value opportunities regardless of market capitalization. We believe this feature of the Fund, along with a concentrated focus on a limited number of stocks, allows us to provide more value and more potential capital appreciation for our shareholders. Over the past few years, we have found increased opportunities in the large-cap space: 41% of the Fund is invested in large-cap stocks as of June 30, 2007, compared to 28% five years ago.

		An example of an individual holding that represents the strength of the multi-cap approach is Avnet, Inc. (AVT). Avnet is an electronic distributor in the Information Technology sector. The industry has gone through significant consolidation over the past 10 years with Avnet emerging as a leader in its business. We identified the undervalued company amidst an industry that had a negative market perception. However, the company appeared to be growing with a strong forward cash flow and limited competition. We purchased the stock in September 2004 and are pleased to report that for the first half of 2007, the company’s stock price has increased nearly 60%.

		A mid-cap company that illustrates the flexibility of a multi-cap fund is Agrium, Inc. (AGU), which produces and markets agricultural nutrients and specialty fertilizers worldwide. Agrium was a small-cap stock when it was initially purchased in February 2003 and grew in market capitalization to be considered a mid-sized company. Shareholders benefit from this multi-cap approach since it allows us to hold a stock we believe offers additional value, despite its market capitalization.

HEARTLAND SELECT VALUE FUND

SECTOR WEIGHTINGS SHOW CONTRARIAN NATURE

We continued to underweight Financials, which allowed the Fund to mitigate the initial fallout of the subprime mortgage debacle. Conversely, we overweighted in Industrials, which provided significant return to the Fund. As an example, after identifying an insider buy, we purchased J.B. Hunt Transport Services, Inc. (JBHT). The company’s stock price increased over 40% in 2007 and we continue to hold as we anticipate further growth in J.B. Hunt’s strong intermodal business. The Fund was also overweighted in the Materials and Information Technology sectors, both of which contributed return to the Fund.

MULTI-CAP APPROACH FINDS VALUE OF ANY SIZE

We believe one of the keys to the performance of the Heartland Funds has been, and will continue to be, the ability of our seasoned team of investment professionals to invest in the stocks that fit Heartland’s 10 Principles of Value InvestingTM. For the Select Value Fund, this disciplined investment process remains unchanged for evaluating large, mid and small company stocks. We believe the result is a diversified fund designed to be the core of a value-driven investor’s portfolio.

CAPITALIZATION BREAKDOWN

(% OF TOTAL INVESTMENTS)

Heartland Select Value Fund	As of June 30,2007
Large-Cap Companies	40.5%
Mid-Cap Companies	35.7%
Small-Cap Companies	22.2%
Micro-Cap Companies	0.0%

Heartland Advisors considers large-cap companies to be larger than $10 billion in market cap, mid-cap companies to be between $2 billion and $10 billion, small-cap companies to be between $300 million and $2 billion, and micro-cap companies to be less than $300 million. Balanace of holdings were in short—term investments. Portfolio holdings are subject to change without notice.

LIPPER LONG-TERM RANKINGS PROVE PROCESS WORKS

As disciplined investors with a long-term focus, we strive to outperform our benchmarks and provide our shareholders with high-ranking relative returns versus our competitors. The table below highlights how well the Heartland Select Value Fund has performed alongside its peers as of June 30, 2007, according to the independent-analysis company, Lipper, Inc. Of special note, for the 10-year and since inception periods through June 30, 2007, Lipper ranked the Select Value Fund as the #1 fund in its category! We are proud to share these results with our valued shareholders!

LIPPER RANKING—AMONG MULTI-CAP VALUE FUNDS

Heartland Select Value Fund	Ranking in Universe	Percentile
1 Year	56 out of 424	14%
3 Years	4 out of 324	2%
5 Years	8 out of 245	4%
10 Years	1 out of 93	ranked	#1
Since Inception	1 out of 79	ranked	#1

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 17, 1996. Lipper category definitions are listed on the final page of this report.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (October 11, 1996) period ended June, 30 2007. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Source: FactSet Research Systems, Inc.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	55
Net assets	$352 mil.
NAV	$31.86
Median market cap	$6,109 mil.
Weighted average market cap	$35,366 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Mastec, Inc.	2.7%
H&R Block, Inc.	2.7
ShawCor, Ltd.	2.6
Goodrich Corp.	2.5
J.B. Hunt Transport Services, Inc.	2.5
Grey Wolf, Inc.	2.3
Alcoa, Inc.	2.3
Unum Group	2.2
SunTrust Banks, Inc.	2.2
Pentair, Inc.	2.2

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. Comparative references have been made to the Russell 3000 Value Index. All information, unless otherwise indicated, is as of June 30, 2007.

HEARTLAND VALUE PLUS FUND (HRVIX)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGEMENT TEAM		FUND PERFORMANCE
		Average Annual Total Returns as of June 30, 2007	Year-To- Date*	One Year	Three Years	Five Years	Ten Years	Since Inception (10/26/93)
		Heartland Value Plus Fund	14.49%	29.11%	12.68%	16.83%	11.61%	13.30%
		Russell 2000 Value Index	3.80	16.05	15.02	14.62	12.14	13.30
		Russell 2000 Index	6.45	16.43	13.45	13.88	9.06	10.52
	Rodney Hathaway, CFA

As of the Prospectus dated May 1, 2007, the expense ratio for the Heartland Value Plus Fund is 1.26%. The performance of the Value Plus Fund reflects the deduction of this expense ratio. The expense ratio comprises fees for value-added services associated with a mutual fund, such as investment management, fund accounting, and distribution and service fees. The performance shown reflects the reinvestment of all dividend and capital gains distributions. More recent information can be found in this semiannual report on page 22.

		Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.
		Index Source: FactSet Research Systems, Inc.
		*Not annualized
	Brad Evans, CFA
		INVESTMENT GOAL

		The Value Plus Fund seeks long-term capital appreciation and modest current income.

		PRINCIPAL INVESTMENT STRATEGIES

		The Value Plus Fund invests primarily in a limited number of equity securities of smaller companies selected on a value basis. The Fund generally invests in dividend-paying common stocks and may also invest, to a limited extent, in preferred stocks and convertible securities, which may provide income to the Fund. The Fund primarily invests in companies with market capitalizations between $300 million and $3 billion.

		INVESTMENT CONSIDERATIONS

		The Value Plus Fund invests primarily in stocks of small companies that are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

		MANAGEMENT REPORT

		For the six months ended June 30, 2007, the Heartland Value Plus Fund was up 14.49%, which significantly outperformed its benchmark indices. The Russell 2000 Index, which measures small company stocks, had a return of 6.45% and the Russell 2000 Value Index, the lower price-to-book subset index, was up 3.80% for the same period.

		It is customary for us to show the Fund’s performance relative to a benchmark index, however, we would like to emphasize our time-tested and disciplined bottom-up approach that identifies bargains in the stock market. The fund managers of the Value Plus Fund utilize the same 10 Principles of Value InvestingTM originally developed by Bill Nasgovitz, Heartland’s founder. The key aspects of the Value Plus Fund are its focused portfolio with 40 to 60 stocks and the fact that the majority of the holdings pay a cash dividend. Below is a discussion of the industries and stocks that contributed to the Fund’s return over the first half of the year.

		The Fund continued to underweight in the Financials sector, which allowed us to avoid the initial fallout of the subprime mortgage debacle. The Value Plus Fund’s overweight in Energy, Health Care, Industrials, Information Technology and Materials sectors also helped the performance over the past six months.

		Genco Shipping & Trading, Ltd. (GNK), a transoceanic shipper of iron ore, coal, grain, steel products and other dry bulk cargoes, continues to be a significant contributor, as well as one of the Fund’s largest holdings. We initially purchased the stock in November 2005, expecting that global economic growth would drive increased demand for bulk commodities. This investment thesis came to fruition with dry bulk rates increasing in 2006 and 2007, which led to increased valuations for Genco’s ships. We continue to hold Genco because we believe the stock is still attractively valued and industry fundamentals will remain positive for at least another one to two years.

		Another top performer for the Fund was CF Industries Holdings, Inc. (CF). CF Industries is an integrated nitrogen and phosphate producer, and distributor of these fertilizer products. We identified the undervalued company during the third quarter of 2006 because of its significant discount to fair asset value coupled with a strong catalyst driven by ethanol demand. During the second half of 2006 and first half of 2007, CF stock appreciated more than three times, driven by record corn crop plantings, which consume large amounts of fertilizer. Although we believe demand for ethanol could prove to be a multi-year investment theme, the rapid appreciation of CF stock now reflects fair value and has therefore been sold from the portfolio.

HEARTLAND VALUE PLUS FUND

STRIDE RITE, A CLASSIC EXAMPLE OF A DIVIDEND PAYING VALUE STOCK

One consumer goods stock held in the Value Plus Fund since the beginning of 2002 provides a classic example of Heartland’s value style of investing. Stride Rite Corp. (SRR), which sells high quality children’s shoes in the United States, was identified as a value stock over six years ago as a potential candidate for the Value Plus Fund. It was a small company stock that paid dividends, was not well followed by Wall Street analysts and was out of favor with investors. We began purchasing the stock for the Value Plus Fund during the first quarter of 2002 and, as is common with many undervalued small companies in a market where large companies are flush with cash, Payless ShoeSource, Inc. (PSS) acquired Stride Rite in June 2007 for more than $20 per share. This was over a three-fold increase from where the stock was originally purchased.

DIVIDENDS HELP LESSEN THE VOLATILITY, PROVIDE INCOME

The Heartland Value Plus Fund’s investment strategy seeks to find stocks of smaller value companies that pay dividends, which help long-term investors mitigate the volatility of small cap stocks. Dividends can also provide additional income for the investor.

Although it is sometimes believed that dividend payouts are a sign of slowing growth for the company, studies have shown that companies initiating or increasing their dividend payments tend to show accelerating growth in the future.

Owning undervalued small company stocks over full market cycles, has historically provided investors with superior capital appreciation. Moreover, by seeking out mature small businesses that pay dividends, the team of seasoned investment professionals has provided our shareholders with outsized returns relative to the Russell 2000 and Russell 2000 Value indices with lower standard deviation over the past five years.

LIPPER COMPARES FUND AGAINST PEERS

The table below highlights how the Heartland Value Plus Fund has performed alongside its peers as of June 30, 2007, according to the independent-analysis company, Lipper, Inc. As disciplined investors with a long-term focus, we strive to outperform our benchmarks and provide our shareholders with high-ranking relative returns versus our competitors.

	LIPPER RANKING—AMONG SMALL-CAP VALUE FUNDS
Heartland Value Plus Fund	Ranking in Universe	Percentile
1 Year	7 out of 265	3%
3 Years	159 out of 219	73%
5 Years	30 out of 162	19%
10 Years	34 out of 65	53%
Since Inception	12 out of 27	45%

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 28, 1993. Lipper category definitions are listed on the final page of this report.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (October 26, 1993) period ended June 30, 2007. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Source: FactSet Research Systems, Inc.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	52
Net assets	$284 mil.
NAV	$30.45
Median market cap	$839 mil.
Weighted average market cap	$1,507 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Biovail Corp.	3.6%
Mentor Graphics Corp.	3.2
Cubic Corp.	3.2
Perot Systems Corp. (Class A)	3.0
Genco Shipping & Trading, Ltd.	2.9
Tidewater, Inc.	2.7
Novell, Inc.	2.7
Wausau Paper Corp.	2.6
LSI Industries, Inc.	2.5
Park Electrochemical Corp.	2.5

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. Comparative references have been made to the Russell 2000 Value Index. All information, unless otherwise indicated, is as of June 30, 2007.

HEARTLAND VALUE FUND (HRTVX)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGEMENT TEAM		FUND PERFORMANCE
		Average Annual Total Returns as of June 30, 2007	Year-To- Date*	One Year	Three Years	Five Years	Ten Years	Twenty Years	Since Inception (12/28/84)
		Heartland Value Fund	6.11%	18.91%	13.21%	17.12%	13.65%	14.07%	15.69%
		Russell 2000 Value Index	3.80	16.05	15.02	14.62	12.14	12.58	13.81
		Russell 2000 Index	6.45	16.43	13.45	13.88	9.06	10.09	11.59
	Bill Nasgovitz

As of the Prospectus dated May 1, 2007, the expense ratio for the Heartland Value Fund is 1.12%. The performance of the Value Fund reflects the deduction of this expense ratio. The expense ratio comprises fees for value-added services associated with a mutual fund, such as investment management, fund accounting, and distribution and service fees. The performance shown reflects the reinvestment of all dividend and capital gains distributions. More recent information can be found in this semiannual report on page 23.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

		Index Source: FactSet Research Systems, Inc.
	Brad Evans, CFA	*Not annualized

		INVESTMENT GOAL

		The Value Fund seeks long-term capital appreciation through investing in small companies.
		PRINCIPAL INVESTMENT STRATEGIES

The Value Fund invests primarily in common stocks of companies with market capitalizations of less than $ 1.5 billion selected on a value basis, and may invest a significant portion of its assets in micro-capitalization companies, those companies with market capitalizations of less than $300 million.

		INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in stocks of small companies selected on a value basis. Such securities may be more volatile and less liquid than those of larger companies and there is risk that the broad market may not recognize the intrinsic value of such securities.

		MANAGEMENT REPORT
	Hugh Denison

We are very pleased to report to shareholders that the Heartland Value Fund was up 6.11% for the six months ended June 30, 2007. The Fund’s total return outperformed the Russell 2000 Value Index of lower price-to-book small company stocks, which gained 3.80%. The Fund slightly trailed the Russell 2000 Index of small company stocks, which posted a return of 6.45%.

		During the first six months of 2007, investors were generally disinterested in micro-caps. The larger the small-cap company, the better the performance. This investor ambivalence for micro-caps can present a challenge to a fund that invests a significant portion of its assets in very small companies. Because nearly 44% of the Value Fund is currently invested in companies with less than $300 million in market capitalization, we are heartened that we outperformed in the value space.
		When investors ignore a certain segment of the market, investment opportunities usually surface. Heartland relentlessly pursues these opportunities to find companies with strong fundamentals, including financial soundness and low debt, and we believe this pursuit has served you, our shareholders, well. At Heartland, we call this a safety net of value. In other words, when we analyze a company, how much it can go down is at least as important as the company’s upside potential.

		Heartland’s inclination for keeping with our disciplined, value-driven approach was perhaps best showcased by our significant underweighting of the Financial sector compared to the Russell 2000 Value Index, allowing the Fund to avoid the initial fallout from subprime lending and positively contributing to our performance during the second quarter.

		HEALTH CARE, ENERGY STOCKS AID PERFORMANCE

		Further aiding the performance of the Value Fund were our stock selections within the Health Care sector, including Biovail Corp. (BVF). This pharmaceutical company focuses on developing generic drugs to extend or revive drugs that have reached or are near patent expiration. Heartland’s in-depth research identified Biovail in 2005 as an undervalued, dividend-paying company with strong cash flow but trading well below its historical median range.

		Similarly, the Fund’s overweighting in the Energy sector also added to shareholders’ returns. In particular, Forest Oil Corp. (FST) was a positive contributor over the last six months. We increased our position in the first two months of 2007 after the market failed to recognize the magnitude of the actions taken by the chief executive officer to restructure the organization. We continue to believe Forest Oil’s assets and cash flows are undervalued by the market, which is a likely result of negative investor sentiment for natural gas producers.

HEARTLAND VALUE FUND

The Industrials sector, particularly the companies in the airline industry, was a negative contributor to performance as a result of higher fuel prices. However, one stock in the sector that aided performance was Quintana Maritime, LTD. (QMAR). This dry bulk shipping company has benefited from the robust world-wide agricultural demand. Strong company fundamentals support a high dividend yield, which is also attractive to investors.

LOOK FOR A STRONG INVESTMENT CLIMATE

Considering the relatively low interest rate environment and the continued, albeit slowing, corporate earnings growth, we are optimistic that the second half of 2007 will afford many opportunities for a strong investment climate in small- and micro-cap stocks. We believe this is a great time to be a long-term value investor!

LIPPER LONG-TERM RANKINGS HELP PROVE OUR PROCESS WORKS

As disciplined investors with a long-term focus, we strive to outperform our benchmarks and provide our shareholders with high-ranking relative returns versus our competitors. The table below highlights how well the Heartland Value Fund has performed alongside its peers as of June 30, 2007, according to the independent-analysis company, Lipper, Inc. We are proud to share these results with you as our valued shareholder!

	LIPPER RANKING–AMONG SMALL-CAP CORE FUNDS
Heartland Value Fund	Ranking in Universe	Percentile
1 Year	175 out of 732	24%
3 Years	312 out of 564	56%
5 Years	44 out of 442	10%
10 Years	16 out of 150	11%
15 Years	1 out of 40	ranked	#1
Since Inception	1 out of 12	ranked	#1

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is January 3, 1985. Lipper category definitions are listed on the final page of this report.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (December 28, 1984) period ended June 30, 2007. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Source: FactSet Research Systems, Inc.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	253
Net assets	$2,092 mil.
NAV	$54.35
Median market cap	$229 mil.
Weighted average market cap	$703 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

InterDigital Communications Corp.	4.2%
Alaska Air Group, Inc.	2.0
Sherritt International Corp.	1.8
Newpark Resources, Inc.	1.7
High River Gold Mines, Ltd.	1.3
Biovail Corp.	1.2
Forest Oil Corp.	1.2
FuelCell Energy, Inc.	1.1
Quintana Maritime, Ltd.	1.1
Nektar Therapeutics	1.1

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. Comparative references have been made to the Russell 2000 Value Index. All information, unless otherwise indicated, is as of June 30, 2007.

THE HEARTLAND FAMILY OF EQUITY FUNDS –

ADDITIONAL FUND CHARACTERISTICS

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value Investing.™ We believe this bargain-hunting process — which places emphasis on identifying a catalyst — may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds as of June 30, 2007. Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Micro-Cap Holdings – $0 million—$300 million in market capitalization	—	12.6%	43.7%
Small-Cap Holdings – $300 million—$2 billion in market capitalization	22.2%	58.9%	46.8%
Mid-Cap Holdings – $2 billion—$10 billion in market capitalization	35.7%	23.1%	6.7%
Large-Cap Holdings – Greater than $ 10 billion in market capitalization	40.5%	—	—
Short-Term Investments	1.6%	5.4%	2.8%
Total	100.0%	100.0%	100.0%

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of June 30, 2007. These sectors represent groupings of the industry classifications delineated within the Schedules of Investments for each Fund that follows. Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Consumer Discretionary	10.3%	10.0%	9.3%
Consumer Staples	5.7%	2.6%	3.5%
Energy	11.0%	11.0%	13.7%
Financials	15.2%	9.8%	9.3%
Health Care	5.0%	11.2%	12.5%
Industrials	24.6%	22.4%	22.4%
Information Technology	11.5%	16.7%	20.4%
Materials	11.1%	10.9%	6.1%
Utilities	4.0%	—	—
Short-Term Investments	1.6%	5.4%	2.8%
Total	100.0%	100.0%	100.0%

FINANCIAL STATEMENTS

SELECT VALUE FUND—SCHEDULE OF INVESTMENTS

June 30, 2007 (Unaudited)

COMMON STOCKS (96.1%)	SHARES	VALUE
Aerospace & Defense (2.5%)
Goodrich Corp. (d)	150,000	$8,934,000

Air Freight & Logistics (1.9%)
FedEx Corp.	60,000	6,658,200

Airlines (2.1%)
Southwest Airlines Co.	500,000	7,455,000

Beverages (1.4%)
Constellation Brands, Inc. (Class A) (a)	200,000	4,856,000

Chemicals (6.6%)
RPM International, Inc.	300,000	6,933,000
Agrium, Inc. (CAD)(b)(d)	150,000	6,576,056
PPG Industries, Inc.	70,000	5,327,700
Dow Chemical Co.	100,000	4,422,000

		23,258,756

Commercial Banks (5.9%)
SunTrust Banks, Inc.	90,000	7,716,600
Marshall & Ilsley Corp.	135,000	6,430,050
Renasant Corp.	150,000	3,411,000
Citizens Republic Bancorp, Inc.	185,000	3,385,500

		20,943,150

Communications Equipment (4.1%)
Mastec, Inc. (a)	600,000	9,492,000
Motorola, Inc.	275,000	4,867,500

		14,359,500

Computers & Peripherals (3.1%)
Hutchinson Technology, Inc. (a)	300,000	5,643,000
Seagate Technology	250,000	5,442,500

		11,085,500

Diversified Consumer Services (2.7%)
H&R Block, Inc.	400,000	9,348,000

Diversified Financial Services (1.8%)
Bank of America Corp.	130,000	6,355,700

Electronic Equipment & Instruments (4.0%)
Plexus Corp. (a)	300,000	6,897,000
Avnet, Inc. (a)	150,000	5,946,000
Electro Scientific Industries, Inc. (a)	63,208	1,314,726

		14,157,726

Energy Equipment & Services (5.0%)
ShawCor, Ltd. (CAD)(b)	300,000	9,214,085
Grey Wolf, Inc. (a)	1,000,000	8,240,000

		17,454,085

Food & Staples Retailing (2.1%)
Wal-Mart Stores, Inc.	150,000	7,216,500

Food Products (2.2%)
Smithfield Foods, Inc. (a)	250,000	7,697,500

Gas Utilities (2.1%)
UGI Corp.	270,000	7,365,600

Health Care Equipment & Supplies (1.1%)
Hospira, Inc. (a)	100,000	3,904,000

Hotels, Restaurants & Leisure (1.0%)
Royal Caribbean Cruises, Ltd.	80,000	3,438,400

Household Durables (1.7%)
Toll Brothers, Inc. (a)	130,000	$3,247,400
D. R. Horton, Inc.	135,000	2,690,550

		5,937,950

Industrial Conglomerates (2.2%)
General Electric Co.	200,000	7,656,000

Insurance (5.4%)
Unum Group	300,000	7,833,000
The Allstate Corp.	125,000	7,688,750
Conseco, Inc. (a)	175,000	3,655,750

		19,177,500

Machinery (7.8%)
Pentair, Inc.	200,000	7,714,000
Albany International Corp. (Class A)	180,000	7,279,200
Caterpillar, Inc.	90,000	7,047,000
Deere & Co. (d)	45,000	5,433,300

		27,473,500

Media (1.9%)
CBS Corp. (Class B)	200,000	6,664,000

Metals & Mining (2.3%)
Alcoa, Inc.	200,000	8,106,000

Multi-Utilities (1.8%)
Integrys Energy Group, Inc.	125,000	6,341,250

Oil, Gas & Consumable Fuels (5.8%)
Anadarko Petroleum Corp.	140,000	7,278,600
ConocoPhillips Co.	90,000	7,065,000
Cimarex Energy Co.	150,000	5,911,500

		20,255,100

Paper & Forest Products (1.9%)
P.H. Glatfelter Co.	500,000	6,795,000

Pharmaceuticals (3.8%)
Pfizer, Inc.	300,000	7,671,000
Wyeth	100,000	5,734,000

		13,405,000

Road & Rail (3.5%)
J.B. Hunt Transport Services, Inc.	300,000	8,796,000
Union Pacific Corp.	30,000	3,454,500

		12,250,500

Specialty Retail (2.8%)
Rent-A-Center, Inc. (a)	250,000	6,557,500
Limited Brands, Inc.	125,000	3,431,250

		9,988,750

Thrifts & Mortgage Finance (1.6%)
MGIC Investment Corp.	100,000	5,686,000

Trading Companies & Distributors (2.9%)
WESCO International, Inc. (a)	100,000	6,045,000
Beacon Roofing Supply, Inc. (a)	250,000	4,247,500

		10,292,500

Transportation Infrastructure (1.1%)
Aegean Marine Petroleum Network, Inc.	200,000	3,804,000

TOTAL COMMON STOCKS (Cost $284,948,817)		$338,320,667

The accompanying Notes to Financial Statements are an integral part of these Statements.

SELECT VALUE FUND—SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2007 (Unaudited)

SHORT-TERM INVESTMENTS (1.5%)	PAR AMOUNT	VALUE
TIME DEPOSITS (1.5%)(c)
Brown Brothers Harriman, 4.64%	$5,450,332	$5,450,332

TOTAL SHORT-TERM INVESTMENTS (Cost $ 5,450,332)		$5,450,332

TOTAL INVESTMENTS (Cost $290,399,149) (97.6%)		$343,770,999
Other assets and liabilities, net (2.4%)		8,365,715

TOTAL NET ASSETS (100.0%)		$352,136,714

(a)	Non-income producing security.
(b)	Foreign-denominated security.
(c)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 2007.
(d)	Security pledged as collateral on written options. See Note 2(h) in Notes to Financial Statements.

(CAD) Canadian issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE PLUS FUND—SCHEDULE OF INVESTMENTS

June 30, 2007 (Unaudited)

COMMON STOCKS (94.3%)	SHARES	VALUE
Aerospace & Defense (5.4%)
Cubic Corp.	300,000	$9,054,000
Applied Signal Technology, Inc.	402,000	6,275,220

		15,329,220

Beverages (1.8%)
MGP Ingredients, Inc.	300,000	5,070,000

Building Products (1.0%)
Quixote Corp.	159,300	2,978,910

Chemicals (4.7%)
American Vanguard Corp.	400,000	5,728,000
Olin Corp.	200,000	4,200,000
Arch Chemicals, Inc.	100,000	3,514,000

		13,442,000

Commercial Banks (4.7%)
The South Financial Group, Inc.	300,000	6,792,000
The Colonial BancGroup, Inc.	150,000	3,745,500
Cadence Financial Corp.	150,000	2,922,000

		13,459,500

Commercial Services & Supplies (2.7%)
Kelly Services, Inc. (Class A)	100,000	2,746,000
ABM Industries, Inc.	100,000	2,581,000
CDI Corp.	70,400	2,266,880

		7,593,880

Electrical Equipment (2.5%)
LSI Industries, Inc.	400,000	7,160,000

Electronic Equipment & Instruments (3.1%)
Park Electrochemical Corp.	250,000	7,045,000
CTS Corp.	150,000	1,899,000

		8,944,000

Energy Equipment & Services (4.6%)
Tidewater, Inc.	110,000	7,796,800
Gulf Island Fabrication, Inc.	150,000	5,205,000

		13,001,800

Food & Staples Retailing (0.8%)
Diamond Foods, Inc.	127,500	2,237,625

Health Care Equipment & Supplies (7.6%)
Wright Medical Group, Inc. (a)	275,000	6,633,000
Datascope Corp.	150,000	5,742,000
STERIS Corp.	150,000	4,590,000
Orthovita, Inc. (a)	1,500,000	4,500,000

		21,465,000

Household Durables (2.4%)
Ethan Allen Interiors, Inc.	200,000	6,850,000

Insurance (4.6%)
Horace Mann Educators Corp.	250,000	5,310,000
Unum Group	200,000	5,222,000
Harleysville Group, Inc.	75,000	2,502,000

		13,034,000

Internet Software & Services (1.2%)
Zix Corp. (a)	1,837,500	$3,399,375

IT Services (3.0%)
Perot Systems Corp. (Class A) (a)	500,000	8,520,000

Leisure Equipment & Products (2.1%)
Nautilus, Inc.	500,000	6,020,000

Machinery (4.8%)
American Railcar Industries, Inc.	175,000	6,825,000
Federal Signal Corp.	425,000	6,740,500

		13,565,500

Marine (3.8%)
Genco Shipping & Trading, Ltd.	200,000	8,252,000
Alexander & Baldwin, Inc.	50,000	2,655,500

		10,907,500

Media (1.5%)
Regal Entertainment Group	200,000	4,386,000

Metals & Mining (3.6%)
Amerigo Resources, Ltd. (CAD)(b)	2,000,000	5,220,657
Quanex Corp.	100,000	4,870,000

		10,090,657

Multiline Retail (1.9%)
Tuesday Morning Corp.	425,000	5,253,000

Oil, Gas & Consumable Fuels (6.3%)
Cimarex Energy Co.	175,000	6,896,750
Massey Energy Co.	225,000	5,996,250
Berry Petroleum Co. (Class A)	136,100	5,128,248

		18,021,248

Paper & Forest Products (2.6%)
Wausau Paper Corp.	550,000	7,370,000

Pharmaceuticals (3.6%)
Biovail Corp. (CAD)(b)	400,000	10,197,183

Real Estate Investment Trusts (0.5%)
Education Realty Trust, Inc.	100,000	1,403,000

Road & Rail (2.1%)
Arkansas Best Corp.	150,000	5,845,500

Software (9.3%)
Mentor Graphics Corp. (a)	700,000	9,219,000
Novell, Inc. (a)	1,000,000	7,790,000
Parametric Technology Corp. (a)	300,000	6,483,000
QAD, Inc.	250,000	2,075,000
American Software, Inc. (Class A)	92,400	951,720

		26,518,720

Specialty Retail (2.1%)
Stein Mart, Inc.	475,000	5,823,500

TOTAL COMMON STOCKS (Cost $ 231,289,395)		$267,887,118

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE PLUS FUND—SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2007 (Unaudited)

WARRANTS (0.0%)	SHARES	VALUE
Biotechnology (0.0%)
GTC Biotherapeutics, Inc. (a)(d)	273,224	$—

Internet Software & Services (0.0%)
Zix Corp. (a)(d)	198,000	—

TOTAL WARRANTS (Cost $ 34,153)		$—

SHORT-TERM INVESTMENTS (5.4%)	PAR AMOUNT	VALUE
TIME DEPOSITS (5.4%)(c)
Brown Brothers Harriman, 4.64%	$15,356,346	$15,356,346

TOTAL SHORT-TERM INVESTMENTS (Cost $ 15,356,346)		$15,356,346

TOTAL INVESTMENTS (Cost $246,679,894) (99.7%)		$283,243,464
Other assets and liabilities, net (0.03%)		816,096

TOTAL NET ASSETS (100.0%)		$284,059,560

(a)	Non-income producing security.
(b)	Foreign-denominated security.
(c)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 2007.
(d)	Valued at fair value using methods determined by the Board of Directors. See note 2(a) in Notes to Financial Statements.
(CAD)	Canadian issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND—SCHEDULE OF INVESTMENTS

June 30, 2007 (Unaudited)

COMMON STOCKS (96.5%)	SHARES	VALUE
Aerospace & Defense (0.7%)
AAR Corp. (a)(e)	150,000	$4,951,500
Ducommun, Inc. (a)	156,977	4,039,018
Magellan Aerospace Corp. (CAD)(b)	1,500,000	4,028,169
MTC Technologies, Inc. (a)	100,000	2,456,000

		15,474,687

Air Freight & Logistics (0.2%)
AirNet Systems, Inc. (a)(f)(g)	1,000,000	3,260,000

Airlines (2.8%)
Alaska Air Group, Inc. (a)	1,500,000	41,790,000
Mesa Air Group, Inc. (a)(f)	1,700,000	11,237,000
Midwest Air Group, Inc. (a)(f)	311,000	4,671,220

		57,698,220

Auto Components (0.9%)
Raser Technologies, Inc. (a)	1,075,269	7,946,238
Hy-Drive Technologies, Ltd. (CAD)(b)(g)	2,475,000	5,461,268
Strattec Security Corp. (a)	100,000	4,700,000
Wonder Auto Technology, Inc. (a)	113,500	749,100

		18,856,606

Biotechnology (1.4%)
Discovery Laboratories, Inc. (a)(f)	5,500,000	15,565,000
Sanagamo BioSciences, Inc. (a)	1,000,000	8,120,000
Isolagen, Inc. (a)	1,000,000	4,250,000
Senesco Technologies, Inc. (a)(f)(g)	1,614,000	1,856,100

		29,791,100

Building Products (0.4%)
Patrick Industries, Inc. (a)(f)	293,525	4,625,954
Maezawa Kasei Industries Co., Ltd. (JPY)(b)	200,000	2,713,021
Trex Co., Inc. (a)	100,000	1,963,000

		9,301,975

Capital Markets (1.4%)
Stifel Financial Corp. (a)(e)	200,000	11,778,000
eSPEED, Inc. (Class A)(a)	987,312	8,530,376
FirstCity Financial Corp. (a)(f)(g)	811,800	8,158,590

		28,466,966

Chemicals (1.5%)
Omnova Solutions, Inc. (a)	1,903,100	11,513,755
Chemtura Corp.	1,000,000	11,110,000
Calgon Carbon Corp. (a)(e)	500,000	5,800,000
Quaker Chemical Corp.	150,000	3,540,000

		31,963,755

Commercial Banks (4.1%)
Sterling Financial Corp.	600,000	17,364,000
The South Financial Group, Inc.	500,000	11,320,000
FNB Corp.	200,000	7,180,000
AmeriServ Financial, Inc. (a)(f)(g)	1,200,000	5,280,000
WSB Financial Group, Inc. (a)(f)	295,000	4,661,000
Texas Capital Bancshares, Inc. (a)	200,000	4,470,000
Independent Bank Corp.	150,000	4,431,000
Eastern Virginia Bankshares, Inc.	188,000	4,136,000
Renasant Corp.	162,300	3,690,702
Centennial Bank Holdings, Inc. (a)	400,000	3,388,000
BancTrust Financial Group, Inc.	125,000	2,625,000
Fidelity Southern Corp.	150,000	2,535,000
Capital Bank Corp.	150,000	2,523,000
Simmons First National Corp. (Class A)	75,100	2,072,009
PAB Bankshares, Inc.	100,000	1,915,000
HF Financial Corp.	89,206	1,562,889
Guaranty Financial Corp. (d)(g)	10,388	$1,412,768
Epic Bancorp.	100,462	1,381,352
Southern Community Financial Corp.	150,000	1,327,500
Merchants & Manufacturers Bancorp., Inc.	46,095	1,325,231
Hawthorn Bancshares, Inc.	33,237	1,080,203
Nexity Financial Services Corp. (a)	100,000	1,028,000

		86,708,654

Commercial Services & Supplies (6.5%)
Hudson Highland Group, Inc. (a)(f)	1,000,000	21,390,000
LECG Corp. (a)(f)	1,166,189	17,621,116
Spherion Corp. (a)	1,500,000	14,085,000
Exponent, Inc. (a)	600,000	13,422,000
Intersections, Inc. (a)(f)	1,200,000	12,000,000
TRC Cos., Inc. (a)	750,000	11,122,500
Barrett Business Services, Inc.	400,000	10,332,000
Perma-Fix Environmental Services, Inc. (a)	2,500,000	7,675,000
School Specialty, Inc. (a)	200,000	7,088,000
SM&A (a)(f)	966,300	6,773,763
RCM Technologies, Inc. (a)(f)	780,100	6,076,979
CompuDyne Corp. (a)(f)	750,000	4,065,000
Tetra Tech, Inc. (a)	125,657	2,707,908
Navigant Consulting, Inc. (a)	100,000	1,856,000

		136,215,266

Communications Equipment (9.6%)
InterDigital Communications Corp. (a)(e)(f)	2,750,000	88,467,500
ParkerVision, Inc. (a)(e)(f)	1,784,742	21,327,667
Sycamore Networks, Inc. (a)	5,000,000	20,100,000
Aastra Technologies, Ltd. (CAD)(a)(b)	500,000	18,032,864
Avanex Corp. (a)	6,500,000	11,700,000
EMS Technologies, Inc. (a)	400,000	8,824,000
Lantronix, Inc. (a)(f)(g)	5,000,000	7,000,000
Westell Technologies, Inc. (a)	2,500,000	6,525,000
EFJ, Inc. (a)	1,000,000	5,390,000
Ditech Networks, Inc. (a)	500,000	4,095,000
Extreme Networks, Inc. (a)	1,000,000	4,050,000
Oplink Communications, Inc. (a)	200,000	3,000,000
Hemisphere GPS, Inc. (CAD)(b)	1,000,000	2,910,798

		201,422,829

Computers & Peripherals (0.2%)
STEC, Inc. (a)	500,000	3,215,000

Construction & Engineering (2.0%)
Insituform Technologies, Inc. (Class A)(a)	1,000,000	21,810,000
URS Corp. (a)	300,000	14,565,000
Modtech Holdings, Inc. (a)(f)	1,400,000	3,780,000
Integrated Electrical Services, Inc. (a)	56,227	1,853,804

		42,008,804

Containers & Packaging (0.3%)
Caraustar Industries, Inc. (a)(f)	1,232,350	6,469,838

Diversified Consumer Services (1.2%)
Regis Corp.	400,000	15,300,000
The Princeton Review, Inc. (a)(f)	2,000,000	9,560,000

		24,860,000

Diversified Financial Services (0.3%)
Asset Acceptance Capital Corp. (a)	200,000	3,540,000
Collection House, Ltd. (AUD)(b)	4,600,000	2,904,729
Encore Capital Group, Inc. (a)	28,185	351,749

		6,796,478

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND—SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2007 (Unaudited)

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Electrical Equipment (1.5%)
Xantrex Technology, Inc. (CAD)(b)	1,200,000	$12,191,549
Magnetek, Inc. (a)(f)	2,000,000	10,300,000
China BAK Battery, Inc. (a)(f)	1,351,594	5,311,765
UQM Technologies, Inc. (a)(d)(g)(h)	1,125,000	3,997,125

		31,800,439

Electronic Equipment & Instruments (1.3%)
Wireless Ronin Technolgies, Inc. (a)(f)	925,000	7,400,000
Napco Security Systems, Inc. (a)	1,000,000	6,300,000
Plexus Corp. (a)	200,000	4,598,000
O.I. Corp. (f)	245,900	3,368,830
Innovative Card Technologies, Inc. (a)	500,000	2,315,000
MOCON, Inc.	200,000	2,300,000
Optimal Group, Inc. (a)	200,000	1,510,000

		27,791,830

Energy Equipment & Services (5.1%)
Newpark Resources, Inc. (a)(f)	4,500,000	34,875,000
FuelCell Energy, Inc. (a)(f)	3,000,000	23,760,000
Input/Output, Inc. (a)(e)	1,500,000	23,415,000
Gulf Island Fabrication, Inc.	500,000	17,350,000
Bristow Group, Inc. (a)	150,000	7,432,500

		106,832,500

Food Products (2.1%)
Origin Agritech, Ltd. (a)(f)	1,277,500	10,539,375
Riken Vitamin Co., Ltd. (JPY)(b)(g)	400,000	10,429,697
The Inventure Group, Inc. (a)(f)(g)	1,900,622	6,005,966
Hanover Foods Corp. (Class A)(d)(g)	49,250	5,306,688
Tasty Baking Co. (f)	500,000	5,230,000
John B. Sanfilippo & Son, Inc. (a)	300,000	3,300,000
Monterey Gourmet Foods, Inc. (a)	547,257	2,336,787

		43,148,513

Health Care Equipment & Supplies (3.6%)
Analogic Corp.	174,063	12,795,371
Fukuda Denshi Co., Ltd. (JPY)(b)(g)	300,000	9,649,907
STAAR Surgical Co. (a)(f)	2,500,000	9,550,000
Osteotech, Inc. (a)(e)(f)	1,240,000	8,928,000
Nissui Pharmaceutical Co., Ltd. (JPY)(b)(g)	938,000	7,040,143
Trinity Biotech (ADR)(a)	600,000	6,966,000
STERIS Corp.	150,000	4,590,000
Invacare Corp.	250,000	4,582,500
Synovis Life Technologies, Inc. (a)(e)	300,400	4,325,760
Criticare Systems, Inc. (a)(f)(g)	1,000,000	3,350,000
Digirad Corp. (a)	500,000	2,090,000
National Dentex Corp. (a)	52,463	984,730

		74,852,411

Health Care Providers & Services (2.9%)
PDI, Inc. (a)(f)	1,000,000	10,260,000
Hooper Holmes, Inc. (a)	3,000,000	10,050,000
VistaCare, Inc., (Class A)(a)(f)	1,000,000	9,820,000
BioScrip, Inc. (a)(f)	2,000,000	9,600,000
America Service Group, Inc. (a)	400,000	6,768,000
National Home Health Care Corp. (f)(g)	506,502	6,381,925
Medical Staffing Network Holdings, Inc. (a)	1,065,600	5,807,520
SRI/Surgical Express, Inc. (a)(f)(g)	500,000	2,600,000

		61,287,445

Hotels, Restaurants & Leisure (0.3%)
Buca, Inc. (a)(f)	1,200,000	$4,200,000
Champps Entertainment, Inc. (a)(g)	600,000	2,850,000

		7,050,000

Household Durables (0.1%)
Flexsteel Industries, Inc.	100,000	1,449,000

Household Products (0.5%)
Oil-Dri Corp. of America (f)	562,500	9,871,875

Insurance (2.7%)
Presidential Life Corp.	1,000,000	19,660,000
PMA Capital Corp. (Class A)(a)	1,000,000	10,690,000
SCPIE Holdings, Inc. (a)	358,000	8,950,000
KMG America Corp. (a)(f)	1,500,000	7,875,000
Specialty Underwriters’ Alliance, Inc. (a)	525,000	4,152,750
Meadowbrook Insurance Group, Inc. (a)	350,000	3,836,000
Financial Industries Corp. (a)(d)	65,431	386,043

		55,549,793

Internet Software & Services (0.5%)
Jupitermedia Corp. (a)	1,200,000	8,736,000
iPass, Inc. (a)	500,000	2,710,000

		11,446,000

IT Services (2.7%)
First Consulting Group, Inc. (a)	1,250,000	11,875,000
TechTeam Global, Inc. (a)(f)(g)	975,000	11,661,000
Dynamics Research Corp. (a)(f)	750,000	9,772,500
Tier Technologies, Inc. (Class B)(a)(f)	950,000	9,310,000
StarTek, Inc.	532,900	5,749,991
Computer Task Group, Inc. (a)	986,600	4,410,102
Analysts International Corp. (a)(f)(g)	2,300,000	3,979,000

		56,757,593

Leisure Equipment & Products (0.0%)
Corgi International, Ltd. (ADR)(a)(f)	160,571	883,141

Life Sciences, Tools & Services (2.3%)
Nektar Therapeutics (a)	2,500,000	23,725,000
Third Wave Technologies, Inc. (a)	1,500,000	8,775,000
PAREXEL International Corp. (a)(e)	200,000	8,412,000
Cambrex Corp.	400,000	5,308,000
CNS Response, Inc. (a)(d)(f)(g)	1,800,000	2,073,600

		48,293,600

Machinery (5.1%)
Federal Signal Corp.	1,250,000	19,825,000
Flanders Corp. (a)(f)	2,509,100	19,320,070
Mueller Water Products, Inc. (Class A)	1,000,000	17,060,000
Badger Meter, Inc.	550,000	15,543,000
MFRI, Inc. (a)(f)	303,700	8,500,563
Portec Rail Products, Inc. (f)	700,000	8,463,000
Basin Water, Inc. (a)	900,000	7,830,000
Met-Pro Corp.	400,000	6,284,000
Alamo Group, Inc.	150,600	3,795,120
Supreme Industries, Inc. (Class A)	124,400	863,336

		107,484,089

Marine (1.5%)
Quintana Maritime, Ltd.	1,500,000	23,730,000
American Commercial Lines, Inc. (a)	300,000	7,815,000

		31,545,000

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND—SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2007 (Unaudited)

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Media (3.0%)
Lions Gate Entertainment Corp. (a)	1,200,000	$13,236,000
ProQuest Co. (a)(d)(f)	1,250,000	11,925,000
Spanish Broadcasting System, Inc. (Class A)(a)(f)	2,384,200	10,252,060
Journal Register Co. (f)	1,976,400	8,854,272
Horipro, Inc. (JPY)(b)(g)	700,000	7,488,425
Lakes Entertainment, Inc. (a)	500,000	5,905,000
Saga Communications, Inc. (a)	400,000	3,920,000
SPAR Group, Inc. (a)(f)(g)	1,228,000	1,485,880
Emak Worldwide, Inc. (a)(g)	250,083	660,219

		63,726,856

Metals & Mining (3.9%)
High River Gold Mines, Ltd. (CAD)(a)(b)	10,000,000	27,230,047
Northwest Pipe Co. (a)	250,000	8,892,500
Canam Group, Inc. (CAD)(b)	750,000	7,394,366
PolyMet Mining Corp. (CAD)(a)(b)	2,000,000	7,323,944
North American Tungsten Corp., Ltd. (CAD)(a)(b)	5,050,700	6,497,145
Polymet Mining Corp. (CAD)(a)(b)(d)(g)(h)	2,000,000	6,225,352
Midway Gold Corp. (CAD)(a)(b)(f)	2,000,005	5,164,332
First Majestic Silver Corp. (CAD)(a)(b)	1,000,000	4,244,131
Constellation Copper Corp. (CAD)(b)	3,000,000	4,056,338
Northern Star Mining Corp. (CAD)(b)	3,000,000	3,098,592
Baffinland Iron Mines Corp. (CAD)(b)	250,000	772,300

		80,899,047

Multiline Retail (1.6%)
Duckwall-ALCO Stores, Inc. (a)(f)(g)	380,400	14,188,920
Fred’s, Inc.	1,000,000	13,380,000
Tuesday Morning Corp.	400,000	4,944,000

		32,512,920

Oil, Gas & Consumable Fuels (8.5%)
Sherritt International Corp. (CAD)(b)	2,744,200	37,748,855
Forest Oil Corp. (a)	600,000	25,356,000
Swift Energy Co. (a)	500,000	21,380,000
Clayton Williams Energy, Inc. (a)(f)	548,760	14,525,677
Plains Exploration & Production Co. (a)	300,000	14,343,000
James River Coal Co. (a)(f)	1,000,000	12,960,000
Quest Resource Corp. (a)	1,000,000	11,680,000
Massey Energy Co.	400,000	10,660,000
Far East Energy Corp. (a)(f)	7,500,000	10,500,000
Brigham Exploration Co. (a)	1,500,000	8,805,000
Rossetta Resources, Inc. (a)	400,000	8,616,000
Bois d’Arc Energy, Inc. (a)	100,000	1,703,000

		178,277,532

Paper & Forest Products (0.4%)
Pope & Talbot, Inc. (a)(f)	1,000,000	3,970,000
Buckeye Technologies, Inc. (a)	252,000	3,898,440

		7,868,440

Personal Products (0.9%)
NutraCea (a)	2,000,000	6,820,000
Nature’s Sunshine Products, Inc. (d)(g)	500,000	5,925,000
Natrol, Inc. (a)(f)	1,000,000	3,360,000
Prestige Brands Holdings, Inc. (a)	200,000	2,596,000

		18,701,000

Pharmaceuticals (2.2%)
Biovail Corp. (CAD)(b)	1,000,000	25,492,958
Fuji Pharmaceutical Co., Ltd. (JPY)(b)	499,000	8,511,900
Caraco Pharmaceutical Laboratories, Ltd. (a)	500,000	7,590,000
ASKA Pharmaceutical Co., Ltd. (JPY)(b)	500,000	3,882,706

		45,477,564
Real Estate Investment Trusts (0.4%)
Capital Lease Funding, Inc.	700,000	$7,525,000

Road & Rail (0.9%)
Marten Transport, Ltd. (a)	700,000	12,607,000
Covenant Transport, Inc. (Class A)(a)	500,000	5,700,000

		18,307,000

Semiconductors (3.4%)
Skyworks Solutions, Inc. (a)	2,000,000	14,700,000
Axcelis Technologies, Inc. (a)	2,000,000	12,980,000
TriQuint Semiconductor, Inc. (a)	2,500,000	12,650,000
Lattice Semiconductor Corp. (a)	1,500,000	8,580,000
hi/fn, inc. (a)(f)(g)	1,300,000	7,670,000
Micrel, Inc.	350,000	4,452,000
Exar Corp. (a)	300,000	4,020,000
FSI International, Inc. (a)	1,000,000	3,190,000
Kopin Corp. (a)	738,986	2,882,045

		71,124,045

Software (2.5%)
Actuate Corp. (a)(f)	3,000,000	20,370,000
PLATO Learning, Inc. (a)(f)	1,853,845	8,527,687
Agile Software Corp. (a)	750,000	6,045,000
Intervoice, Inc. (a)	500,000	4,165,000
Catapult Communications Corp. (a)	400,000	3,968,000
ePlus, Inc. (a)	400,000	3,892,000
CallWave,Inc. (a)	910,000	3,303,300
OPNET Technologies, Inc. (a)	200,000	2,302,000

		52,572,987

Specialty Retail (0.9%)
Rent-A-Center, Inc. (a)	300,000	7,869,000
Hot Topic, Inc. (a)	500,000	5,435,000
Stein Mart, Inc.	250,000	3,065,000
REX Stores Corp. (a)	100,000	1,983,000

		18,352,000

Textiles, Apparel & Luxury Goods (1.2%)
Hampshire Group, Ltd. (a)(d)(f)	465,540	7,867,626
Lakeland Industries, Inc. (a)(f)	500,000	6,930,000
Ashworth, Inc. (a)(f)	750,000	5,250,000
Phoenix Footwear Group, Inc. (a)(f)(g)	790,000	2,607,000
LaCrosse Footwear, Inc. (a)	137,990	2,493,479

		25,148,105

Thrifts & Mortgage Finance (0.5%)
B of I Holding, Inc. (a)	400,000	2,884,000
Pacific Premier Bancorp, Inc. (a)	240,700	2,573,083
Riverview Bancorp, Inc.	172,000	2,359,840
Timberland Bancorp, Inc.	100,000	1,570,000

		9,386,923

Trading Companies & Distributors (0.5%)
Industrial Distribution Group, Inc. (a)	400,000	4,516,000
Beacon Roofing Supply, Inc. (a)	200,000	3,398,000
Aceto Corp.	300,000	2,781,000

		10,695,000

TOTAL COMMON STOCKS (Cost $ 1,522,315,570)		$2,019,127,826

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND—SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2007 (Unaudited)

CONVERTIBLE PREFERRED STOCKS (0.0%)	SHARES	VALUE
Household Durables (0.0%)
Ronco Corp. 5.00% (a)(d)(f)(g)(h)(i)	1,841,275	$—

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $ 5,655,000)		$—
WARRANTS (0.0%)	SHARES	VALUE
Auto Components (0.0%)
Raser Technologies, Inc. (a)(d)	376,344	$504,301
Biotechnology (0.0%)
Senesco Technologies, Inc. (a)(d)(f)	50,000	—
Commercial Services & Supplies (0.0%)
Waste Services, Inc. (a)(d)	25,000	3,750
Diversified Consumer Services (0.0%)
Whitney Information Network, Inc. (a)(d)	300,000	—
Electrical Equipment (0.0%)
Composite Technology Corp. (a)(d)	1,201,923	240,384
Health Care Equipment & Supplies (0.0%)
Medwave, Inc. (a)(d)	37,250	—
Life Sciences, Tools & Services (0.0%)
CNS Repsonse, Inc. (a)(d)(f)	540,000	—
Metals & Mining (0.0%)
Polymet Mining Corp. (CAD)(a)(b)(d)(g)(h)	1,000,000	—
Software (0.0%)
VocalTec Communication, Ltd. (a)(d)	222,500	—

TOTAL WARRANTS (Cost $ 0)		$748,435

CONVERTIBLE CORPORATE BOND (0.2%)	PAR AMOUNT	VALUE
Electrical Equipment (0.2%)
Composite Technology Corp., 8.00%, 1/31/10 (d)	$2,500,000	$3,179,612

TOTAL CONVERTIBLE CORPORATE BOND (Cost $ 2,500,000)		$3,179,612

SHORT-TERM INVESTMENTS (2.8%)	PAR AMOUNT	VALUE
TIME DEPOSITS (2.8%)(c)
Brown Brothers Harriman, 4.64%	$59,188,098	$59,188,098

TOTAL SHORT-TERM INVESTMENTS (Cost $ 59,188,098)		$59,188,098

TOTAL INVESTMENTS (Cost $1,589,658,668) (99.5%)		$2,082,243,971
Other assets and liabilities, net (0.5%)		10,049,722

TOTAL NET ASSETS (100.0%)		$2,092,293,693

(a)	Non-income producing security.
(b)	Foreign-denominated security.
(c)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 2007.
(d)	Valued at fair value using methods determined by the Board of Directors. See Note 2(a) in Notes to Financial Statements.
(e)	Security pledged as collateral on written options. See Note 2(h) in Notes to Financial Statements.
(f)	Affiliated company. See Note 10 in Notes to Financial Statements.
(g)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2(i) in Notes to Financial Statements.
(h)	Restricted Security. See Note 2(j) in Notes to Financial Statements.
(i)	Currently in default of the penalty payment due in cash to the preferred stockholders for the delay in the effective date of the registration statement. The registration statement covers the common stock into which the convertible preferred stock held is convertible.
(ADR)	American Depositary Receipt.
(AUD)	Australian issuer.
(CAD)	Canadian issuer.
(JPY)	Japanese issuer.

Industry and sector classifications for each security held are generally determined by referencing the

Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan

Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2007 (Unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost (1)	$290,399,149	$246,679,894	$1,589,658,668

Investments in securities, at value	$343,770,999	$283,243,464	$1,398,798,180
Investments in affiliates, at value (See Note 10)	—	—	683,445,791

Total Investments, at value	343,770,999	283,243,464	2,082,243,971

Foreign currency, at value (cost $0, $0, $5,015,564, respectively)	—	—	5,359,645
Receivable for securities sold	8,623,203	6,992,313	13,649,417
Dividend income	424,751	112,049	772,067
Receivable for capital shares issued	483,908	306,119	1,554,034
Prepaid expenses	45,626	41,095	176,356

Total Assets	353,348,487	290,695,040	2,103,755,490

LIABILITIES:
Written covered call options, at value (proceeds $539,392, $0, $3,670,183, respectively)	919,500	—	5,781,550
Payable for securities purchased	—	6,332,921	1,239,497
Distributions payable	—	12,831	—
Payable for capital shares redeemed	140,840	111,020	3,663,767
Accrued expenses
Fund accounting fees	7,523	6,071	43,950
Transfer agency fees	96,409	104,731	437,290
Other	47,501	67,906	295,743

Total Liabilities	1,211,773	6,635,480	11,461,797

TOTAL NET ASSETS	$352,136,714	$284,059,560	$2,092,293,693

NET ASSETS CONSIST OF:
Paid in capital	$269,482,646	$201,331,107	$1,326,579,825
Accumulated undistributed net investment income (loss)	954,033	(14,620)	2,714,547
Accumulated undistributed gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	28,708,282	46,179,503	272,180,977
Net unrealized appreciation on investments	52,991,753	36,563,570	490,818,344

TOTAL NET ASSETS	$352,136,714	$284,059,560	$2,092,293,693

Shares outstanding, $0.001 par value (100,000,000, 100,000,000, and 150,000,000 shares authorized, respectively)	11,053,857	9,328,235	38,499,458

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$31.86	$30.45	$54.35

(1)	Includes cost of investments in affiliates of $515,589,268 for the Value Fund. See Note 10 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF OPERATIONS

For the Semiannual Period Ended June 30, 2007 (Unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends	$2,929,064	$3,473,256	$14,060,601
Interest	—	—	1,463,474
Foreign tax withheld	(6,431)	(93,644)	(257,921)

Total Investment Income	2,922,633	3,379,612	15,266,154

EXPENSES:
Management fees	1,193,839	906,828	7,650,144
Distribution fees	397,946	323,866	1,824,721
Transfer agency fees	226,174	196,746	1,084,690
Fund accounting fees	43,594	36,101	263,863
Custodian fees	14,976	13,056	104,894
Printing and communication fees	11,094	14,759	62,483
Postage fees	11,747	3,303	18,079
Legal fees	7,600	6,227	52,847
Registration fees	10,860	10,860	24,764
Directors’ fees	6,011	5,227	35,114
Audit fees	13,959	15,070	18,845
Insurance fees	18,959	17,319	134,659
Other expenses	11,789	11,081	79,615

Total Expenses	1,968,548	1,560,443	11,354,718

NET INVESTMENT INCOME (LOSS)	954,085	1,819,169	3,911,436

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY:
Net realized gains (losses) on:
Investments and foreign currency translation	28,708,282	38,313,407	238,134,535
Futures contracts	—	—	3,499,793
Written covered call options	—	—	704,191
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	12,093,615	(5,463,932)	(120,522,408)
Futures contracts	—	—	(208,690)
Written covered call options	(380,108)	—	(2,965,455)

TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	40,421,789	32,849,475	118,641,966

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,375,874	$34,668,644	$122,553,402

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		VALUE PLUS FUND
	For the Semiannual Period Ended June 30, 2007 (Unaudited)	Year Ended Dec. 31, 2006	For the Semiannual Period Ended June 30, 2007 (Unaudited)	Year Ended Dec. 31, 2006
FROM INVESTMENT OPERATIONS:
Net investment income	$954,085	$1,561,104	$1,819,169	$1,462,609
Net realized gains on investments, futures, options and translation of assets and liabilities in foreign currency	28,708,282	19,223,478	38,313,407	34,173,973
Net change in unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities in foreign currency	11,713,507	10,236,414	(5,463,932)	(4,545,263)

Net increase (decrease) in net assets resulting from operations	41,375,874	31,020,996	34,668,644	31,091,319

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(1,413,888)	(1,834,686)	(1,842,403)
Net realized gains on investments	—	(17,155,940)	—	(19,974,780)

Total distributions to shareholders	—	(18,569,828)	(1,834,686)	(21,817,183)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	76,638,718	249,915,614	47,785,978	44,839,506
Dividends reinvested	—	17,748,380	1,775,646	21,202,762
Value of shares redeemed	(55,915,729)	(144,842,266)	(38,644,233)	(109,793,746)

Net increase (decrease) in net assets derived from capital transactions	20,722,989	122,821,728	10,917,391	(43,751,478)

TOTAL INCREASE (DECREASE) IN NET ASSETS	62,098,863	135,272,896	43,751,349	(34,477,342)
NET ASSETS AT THE BEGINNING OF THE PERIOD	290,037,851	154,764,955	240,308,211	274,785,553

NET ASSETS AT THE END OF THE PERIOD	$352,136,714	$290,037,851	$284,059,560	$240,308,211

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$954,033	$(52)	$(14,620)	$897

	VALUE FUND
	For the Semiannual Period Ended June 30, 2007 (Unaudited)	Year Ended Dec. 31, 2006
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$3,911,436	$(3,546,497)
Net realized gains on investments, futures, options and translation of assets and liabilities in foreign currency	242,338,519	268,396,458
Net change in unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities in foreign currency	(123,696,553)	166,293,444

Net increase (decrease) in net assets resulting from operations	122,553,402	431,143,405

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(10,629,025)
Net realized gains on investments	—	(207,487,697)

Total distributions to shareholders	—	(218,116,722)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	180,753,372	419,045,012
Dividends reinvested	—	210,690,967
Value of shares redeemed	(227,257,244)	(364,093,025)

Net increase (decrease) in net assets derived from capital transactions	(46,503,872)	265,642,954

TOTAL INCREASE (DECREASE) IN NET ASSETS	76,049,530	478,669,637
NET ASSETS AT THE BEGINNING OF THE PERIOD	2,016,244,163	1,537,574,526

NET ASSETS AT THE END OF THE PERIOD	$2,092,293,693	$2,016,244,163

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$2,714,547	$(1,196,889)

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – SELECT VALUE FUND

	For the Semiannual Period Ended June 30, 2007 (Unaudited)		For the Year Ended December 31,
			2006	2005	2004	2003	2002
PER SHARE DATA
Net asset value, beginning of period	$27.93		$25.56	$23.37	$20.16	$14.87	$17.30
Income (loss) from investment operations:
Net investment income	0.09		0.15	0.06	0.01	0.01	0.03
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	3.84		4.12	3.10	3.42	5.29	(2.43)

Total income (loss) from investment operations	3.93		4.27	3.16	3.43	5.30	(2.40)
Less distributions from:
Net investment income	—		(0.14)	(0.06)	(0.01)	(0.01)	(0.03)
Net realized gains on investments	—		(1.76)	(0.91)	(0.21)	—	—

Total distributions	—		(1.90)	(0.97)	(0.22)	(0.01)	(0.03)

Net asset value, end of period	$31.86		$27.93	$25.56	$23.37	$20.16	$14.87

TOTAL RETURN	14.03	%(1)	16.69%	13.49%	17.02%	35.66%	(13.85)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$352,137		$290,038	$154,765	$109,528	$75,678	$56,268
Percentage of expenses to average net assets	1.24	%(2)	1.25%	1.27%	1.33%	1.47%	1.46%
Percentage of net investment income to average net assets	0.60	%(2)	0.59%	0.27%	0.07%	0.06%	0.21%
Portfolio turnover rate	25	%(1)	51%	42%	72%	47%	39%
(1) Not annualized. (2) Annualized.

FINANCIAL HIGHLIGHTS – VALUE PLUS FUND

	For the Semiannual Period Ended June 30, 2007 (Unaudited)		For the Year Ended December 31,
			2006	2005	2004	2003	2002
PER SHARE DATA
Net asset value, beginning of period	$26.78		$25.85	$26.85	$23.57	$15.39	$16.12
Income (loss) from investment operations:
Net investment income	0.20		0.16	0.15	0.09	0.06	0.12
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	3.67		3.38	0.22 (3)	3.91	8.17	(0.73)

Total income (loss) from investment operations	3.87		3.54	0.37	4.00	8.23	(0.61)
Less distributions from:
Net investment income	(0.20)		(0.20)	(0.12)	(0.07)	(0.05)	(0.12)
Net realized gains on investments	—		(2.41)	(1.25)	(0.65)	—	—

Total distributions	(0.20)		(2.61)	(1.37)	(0.72)	(0.05)	(0.12)

Net asset value, end of period	$30.45		$26.78	$25.85	$26.85	$23.57	$15.39

TOTAL RETURN	14.49	%(1)	13.63%	1.34%	16.98%	53.56%	(3.79)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$284,060		$240,308	$274,786	$416,516	$218,982	$57,657
Percentage of expenses to average net assets	1.20	%(2)	1.26%	1.25%	1.23%	1.34%	1.44%
Percentage of net investment income to average net assets	1.40	%(2)	0.59%	0.49%	0.34%	0.32%	0.75%
Portfolio turnover rate	50	%(1)	45%	36%	57%	68%	65%

(1)	Not annualized.
(2)	Annualized.
(3)

The per share amount shown throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – VALUE FUND

	For the Semiannual Period Ended June 30, 2007		For the Year Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002
PER SHARE DATA
Net asset value, beginning of period	$51.21		$44.80	$49.81	$51.14	$31.46	$37.25
Income (loss) from investment operations:
Net investment income (loss)	0.10		(0.03)	(0.25)	(0.25)	(0.20)	(0.17)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	3.04		12.60	1.27	4.59	22.24	(4.09)

Total income (loss) from investment operations	3.14		12.57	1.02	4.34	22.04	(4.26)
Less distributions from:
Net investment income	—		(0.30)	—	—	—	—
Net realized gains on investments	—		(5.86)	(6.03)	(5.67)	(2.36)	(1.53)

Total distributions	—		(6.16)	(6.03)	(5.67)	(2.36)	(1.53)

Net asset value, end of period	$54.35		$51.21	$44.80	$49.81	$51.14	$31.46

TOTAL RETURN	6.11	%(1)	28.02%	1.99%	9.11%	70.16%	(11.49)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,092,294		$2,016,244	$1,537,575	$1,876,300	$2,185,264	$923,754
Percentage of expenses to average net assets(3)	1.11	%(2)	1.12%	1.19%	1.20%	1.28%	1.29%
Percentage of expenses to average net assets (excluding dividend expense)	1.11	%(2)	1.12%	1.17%	1.20%	1.28%	1.29%
Ratio of net investment income (loss) to average net assets	0.38	%(2)	(0.20)%	(0.51)%	(0.46)%	(0.63)%	(0.48)%
Portfolio turnover rate	32	%(1)	49%	36%	32%	48%	49%

(1)	Not annualized.
(2)	Annualized.
(3)	Includes dividend expense on short sales.

The accompanying Notes to Financial Statements are an integral part of these Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2007 (Unaudited)

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management (investment) company under the Investment Company Act of 1940. The capital shares of the Select Value Fund, Value Plus Fund and Value Fund (the “Funds”), each of which is a diversified fund, are issued by the Corporation.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods established by the Board of Directors. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments. At June 30, 2007, 2.3% of the Value Fund’s net assets were valued at their fair value using methods determined by the Board of Directors.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Net realized gains on investments, if any, are distributed at least annually. During 2006, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Generally Accepted Accounting Principles (GAAP) require that permanent financial reporting and tax differences be reclassified to paid in capital. Accordingly, at December 31, 2006, the Select Value, Value Plus and Value Funds recorded a reclassification to decrease undistributed net realized gains on investments and increase paid in capital by $3,779,981, $5,553,689 and $27,343,164, respectively. Net assets are not affected by these reclassifications.

(d)	The Funds record security transactions no later than one business day after trade date. For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

(e)	The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(f)	Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There were no open futures positions at June 30, 2007.

(g)	A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund could incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian or broker, consisting of cash, obligations of the U.S. Government, its agencies or instrumentalities, or equity securities sufficient to collateralize its obligation on the short positions. There were no short positions held during the semiannual period or at June 30, 2007.

(h)	The Funds may write covered call options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. The Funds had the following transactions in written covered call options during the semiannual period ended June 30, 2007:

	SELECT VALUE FUND		VALUE PLUS FUND		VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS	NUMBER OF CONTRACTS	PREMIUMS	NUMBER OF CONTRACTS	PREMIUMS
Balance at December 31, 2006	—	$—	—	$—	4,000	$884,088
Options written	3,450	539,392	1,500	256,494	46,099	4,313,367
Options expired	—	—	—	—	(4,420)	(960,526)
Options closed	—	—	—	—	(5,709)	(566,746)
Options exercised	—	—	(1,500)	(256,494)	—	—

Balance at June 30, 2007	3,450	$539,392	—	$—	39,970	$3,670,183

SELECT VALUE FUND	NUMBER OF CONTRACTS	VALUE
Agrium, Inc. (CAD), $45.00, 7/21/07	1,500	$150,000
Deere & Co., $130.00, 9/22/07	450	184,500
Goodrich Corp., $60.00, 11/17/07	1,500	585,000

	3,450	$919,500

VALUE FUND	NUMBER OF CONTRACTS	VALUE
AAR Corp., $35.00, 8/18/07	1,500	$165,000
Calgon Carbon Corp., $10.00, 10/20/07	5,000	1,000,000
Input/Output, Inc., $15.00, 11/17/07	10,000	1,800,000
InterDigital Communications Corp., $40.00, 9/22/07	2,500	87,500
Osteotech, Inc., $10.00, 11/17/07	12,400	62,000
PAREXEL International Corp., $40.00, 9/22/07	2,000	740,000
ParkerVision, Inc., $15.00, 8/18/07	3,750	93,750
Stifel Financial Corp., $50.00, 7/21/07	2,000	1,780,000
Synovis Life Technologies, Inc., $15.00, 10/20/07	820	53,300

	39,970	$5,781,550

(i)	At June 30, 2007, 7.4% of the Value Fund’s net assets were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

(j)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. At June 30, 2007, the Value Fund held restricted securities representing 0.5% of net assets. The restricted securities held as of June 30, 2007 are identified below:

SECURITY	ACQUISITION DATE	ACQUISITION COST	SHARES	FAIR VALUE
Value Fund
Polymet Mining Corp. (CAD) (Common Stock)	4/3/2007	$5,500,000	2,000,000	$6,225,352
Polymet Mining Corp. (CAD) (Warrants)	4/3/2007	—	1,000,000	—
Ronco Corp. (Convertible Preferred Stock)	6/24/2005	5,655,000	1,841,275	—
UQM Technologies, Inc. (Common Stock)	6/26/2007	4,713,750	1,125,000	3,997,125

(k)	The Funds invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, the Funds are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Funds did not hold any forward currency exchange contracts during the semiannual period or at June 30, 2007.

(l)	Each Fund may purchase securities on a when-issued basis. Payment and interest terms of these securities are set out at the time a Fund enters into the commitment to purchase, but generally the securities are not issued, and delivery and payment for such obligations does not occur until a future date that may be a month or more after the purchase date. Obligations purchased on a when-issued basis involve a risk of loss if the value of the security purchased declines prior to the settlement date, and may increase fluctuation in a Fund’s net asset value. On the date a Fund enters into an agreement to purchase securities on a when-issued basis, it will record the transaction and reflect the value of the obligation in determining its net asset value. In addition, the respective Fund will segregate cash, obligations of the U.S. Government, its agencies or instrumentalities, or equity securities having a value at least equal to the Fund’s obligation under the position. There were no when-issued securities held during the semiannual period or at June 30, 2007.

(m)	Each Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

(n)	The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(o)	As required, effective June 29, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The adoption of FIN 48 did not impact the Funds’ net assets or results of operations.

(p)	In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

(3)	CREDIT FACILITY

Brown Brothers Harriman & Co. has made available to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”) dated December 21, 2004. The Agreement was amended to extend the termination date to December 31, 2007. The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstances that Heartland Advisors, Inc. believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds Rate plus 1.50%. Commitment fees are computed at a rate per annum equal to 0.10% of the Funds’ unutilized credit payable quarterly in arrears. The Funds did not utilize this credit facility during the semiannual period ended June 30, 2007.

(4)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with Heartland Advisors, Inc. (the “Advisor”) to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets. The Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Pursuant to the Plan, each Fund pays the Fund’s distributor, Heartland Investor Services LLC (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. The Distributor is an indirect wholly-owned subsidiary of the BISYS Group, Inc., and is an affiliate of the Funds’ transfer agent and fund accountant, BISYS Fund Services Ohio, Inc. During the semiannual period ended June 30, 2007, $180,185 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. BISYS Group, Inc. receives a fixed fee for providing distribution services. Effective August 1, 2007, ALPS Distributors, Inc. will serve as distributor.

From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries fees for providing record keeping, subaccounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

BISYS Fund Services Ohio, Inc. receives a fee that is a base amount plus an annual fee based on the number of shareholders for providing transfer agent services. BISYS Fund Services Ohio, Inc. receives fees, subject to a minimum, at 0.025% of the average daily net assets up to $3 billion and 0.015% of the average daily net assets in excess of $3 billion for providing fund accounting services. Under the Fund Accounting Agreement, Bisys Fund Services Ohio, Inc. also receives a base fee for each Form N-Q filing.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of June 30, 2007, there were no participants in the deferred compensation plan.

(5)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds purchased on or after December 28, 2004 that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of remaining shareholders. For the semiannual period ended June 30, 2007, the fees were $900, $2,506 and $1,138 for Select Value, Value Plus and Value Funds, respectively. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid in capital”.

(6)	INVESTMENT TRANSACTIONS

During the semiannual period ended June 30, 2007, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government securities.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$88,327,475	$77,300,790
Value Plus Fund	137,787,366	122,977,379
Value Fund	679,818,027	619,964,799

(7)	FEDERAL INCOME TAX INFORMATION

FUND	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET TAX UNREALIZED APPRECIATION ON INVESTMENTS
Select Value Fund	$290,399,149	$57,473,712	$(4,101,862)	$53,371,850
Value Plus Fund	246,679,894	44,822,271	(8,258,701)	36,563,570
Value Fund	1,594,747,285	564,155,349	(76,658,663)	487,496,686

Net realized gains or losses may differ for Federal income tax purposes as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts. At December 31, 2006, the Select Value, Value Plus and Value Funds deferred, on a tax basis, post-October losses of $52, $— and $233,967, respectively.

(8)	FUND SHARE TRANSACTIONS

For the semiannual period ended June 30, 2007, Fund share transactions were as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	2,554,002	1,633,384	3,467,570
Reinvested distributions from net investment income & distributions from net realized gains on investments	—	60,812	—
Shares redeemed	(1,883,292)	(1,338,763)	(4,337,935)

Net increase (decrease) in Fund shares	670,710	355,433	(870,365)

For the year ended December 31, 2006, Fund share transactions were as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	8,967,486	1,640,445	8,172,868
Reinvested distributions from net investment income & distributions from net realized gains on investments	629,823	782,002	4,097,390
Shares redeemed	(5,268,959)	(4,079,658)	(7,224,464)

Net increase (decrease) in Fund shares	4,328,350	(1,657,211)	5,045,794

(9)	LITIGATION

On July 18, 2002, pursuant to a stipulation and following a fairness hearing, the U.S. District Court for the Eastern District of Wisconsin approved a settlement of a consolidated class action brought by shareholders of the Heartland High-Yield Municipal Bond Fund and the Short Duration High-Yield Municipal Fund (together, the “High-Yield Funds”), in which the Corporation, the Advisor, the High-Yield Funds and certain other parties were named as defendants. The litigation arose out of a repricing of the securities in the High-Yield Funds in October 2000. Under the terms of the settlement, the Corporation, the Advisor, the High-Yield Funds, and certain related parties were dismissed and released from all claims in the class action upon establishment of a settlement fund for the benefit of the class plaintiffs. Neither the Corporation nor any of its separate funds, directors, or officers were required to contribute to the settlement fund (although an affiliate of the Advisor did make a substantial contribution to facilitate settlement). Subsequently, all other suits filed by persons who opted out of the class action settlement were also settled without any contribution from the Corporation, its Funds, directors or officers. The High-Yield Funds, which had been in receivership since March 2001, were liquidated in December 2004.

On December 11, 2003, the SEC filed a civil complaint in United States District Court for the Eastern District of Wisconsin (Civil Action No. 03C1427) relating to the High-Yield Funds against the Advisor; William J. Nasgovitz, President of the Advisor, President and a director of the Corporation and member of the Heartland Value Fund portfolio management team; Paul T. Beste, Chief Operating Officer of the Advisor, Vice President and Secretary of the Corporation; Kevin D. Clark, an officer of the Advisor; Hugh Denison, a former director of the Corporation who presently serves as Senior Vice President of the Advisor and as a member of the portfolio management team for the Heartland Select Value Fund and Heartland Value Fund; certain former officers of the Advisor; and others.

The SEC alleges various violations of the federal securities laws with respect to the pricing of securities owned by the High-Yield Funds and the related calculation of the High-Yield Funds’ net asset value per share from March 2000 to March 2001; disclosures in the prospectus, other SEC filings and promotional materials for the High-Yield Funds relating to risk management, credit quality, liquidity and pricing; breach of fiduciary duty; the sale in September and October 2000 by certain individual defendants of shares of the High-Yield Funds while in possession of material, non-public information about those funds; and the disclosure of material, non-public information to persons who effected such sales. The SEC seeks civil penalties and disgorgement of all gains received by the defendants as a result of the conduct alleged in the complaint, a permanent injunction against the defendants from further violations of the applicable federal securities laws, and such other relief as the court deems appropriate.

In February 2004, the Advisor, and Messrs. Nasgovitz, Beste, Denison, and Clark filed their answers to the SEC’s complaint, denying the allegations and claims made therein and raising affirmative defenses.

The complaint does not involve the Corporation, the Heartland Select Value, Value Plus or Value Funds, any portfolio manager of the Funds (other than Mr. Nasgovitz and Mr. Denison) or any of the current independent directors of the Corporation. However, an adverse outcome for the Advisor and/or its officers named in the complaint could result in an injunction that would bar the Advisor from serving as investment advisor to the Funds or bar such officers from continuing to serve in their official capacities for the Advisor. The Advisor has advised the Funds that, if these results occur, the Advisor will seek exemptive relief from the SEC to permit it to continue serving as investment advisor to the Funds. There is no assurance that the SEC will grant such exemptive relief.

(10)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section (2)(a)(3) of the Investment Company Act of 1940) with the Value Fund; that is, the Fund held 5% or more of their outstanding voting securities during the semiannual period ended June 30, 2007:

VALUE FUND

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2007	PURCHASES	SALES	SHARE BALANCE AT JUNE 30, 2007	DIVIDENDS	REALIZED GAINS (LOSSES)
Actuate Corp.	4,000,000	—	1,000,000	3,000,000	$—	$3,813,290
AirNet Systems, Inc.	1,000,000	—	—	1,000,000	—	—
AmeriServ Financial, Inc.	1,000,675	199,325	—	1,200,000	—	—
Analysts International Corp.	1,600,000	700,000	—	2,300,000	—	—
Ashworth, Inc.	608,431	141,569		750,000	—	—
BioScrip, Inc.	2,000,000	—	—	2,000,000	—	—
Buca, Inc.	1,200,000	—	—	1,200,000	—	—
Caraustar Industries, Inc.	500,000	1,000,000	267,650	1,232,350	—	(582,839)
China BAK Battery, Inc.	1,104,000	1,612,594	1,365,000	1,351,594	—	(4,314,233)
Clayton Williams Energy, Inc.	548,760	—	—	548,760	—	—
CNS Response, Inc.	—	1,800,000	—	1,800,000	—	—
CNS Response, Inc. (warrants)	—	540,000	—	540,000	—	—
CompuDyne Corp.	750,000	—	—	750,000	—	—
Corgi International, Ltd. (ADR)	160,571	—	—	160,571	—	—
Criticare Systems, Inc.	678,000	322,000	—	1,000,000	—	—
Discovery Laboratories, Inc.	1,000,000	4,500,000	—	5,500,000	—	—
Duckwall-ALCO Stores, Inc.	380,400	—	—	380,400	—	—
Dynamics Research Corp.	750,000	—	—	750,000	—	—
Far East Energy Corp.	7,500,000	—	—	7,500,000	—	—
FirstCity Financial Corp.	811,800	—	—	811,800	—	—
Flanders Corp.	1,000,044	1,894,600	385,544	2,509,100	—	(1,632,587)
Fuelcell Energy, Inc.	—	3,000,000	—	3,000,000	—	—
Hampshire Group, Ltd.	465,540	—	—	465,540	—	—
hi/fn, inc.	1,287,104	12,896	—	1,300,000	—	—
Hudson Highland Group, Inc.	1,930,000	—	930,000	1,000,000	—	8,279,108
InterDigital Communications Corp.	2,750,000	—	—	2,750,000	—	—
Intersections, Inc.	630,000	570,000	—	1,200,000	—	—
James River Coal Co.	—	1,000,000	—	1,000,000	—	—
Journal Register Co.	—	2,500,000	523,600	1,976,400	20,000	(1,617,984)
KMG America Corp.	500,000	1,000,000	—	1,500,000	—	—
Lakeland Industries, Inc.	250,000	250,000	—	500,000	—	—
Lantronix, Inc.	5,000,000	—	—	5,000,000	—	—
LECG Corp.	300,000	966,189	100,000	1,166,189	—	(258,336)
Magnetek, Inc.	200,000	1,800,000	—	2,000,000	—	—
MEDTOX Scientific, Inc.	508,750	—	508,750	—	—	6,651,440
Mesa Air Group, Inc.	1,000,000	700,000	—	1,700,000	—	—
MFRI, Inc.	350,000	—	46,300	303,700	—	999,599
Midway Gold Corp. (CAD)(1)	35,140	1,964,865	—	2,000,005	2	—

VALUE FUND (CONTINUED)

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2007	PURCHASES	SALES	SHARE BALANCE AT JUNE 30, 2007	DIVIDENDS	REALIZED GAINS (LOSSES)
Midwest Air Group, Inc.	1,200,000	—	889,000	311,000	$—	$9,429,464
Mobius Management Systems, Inc.	250,000	750,000	1,000,000	—	—	3,158,853
Modtech Holdings, Inc.	1,400,000	—	—	1,400,000	—	—
National Home Health Care Corp.	441,000	65,502	—	506,502	74,063	—
Natrol, Inc.	500,000	500,000	—	1,000,000	—	—
Newpark Resources, Inc.	4,500,000	—	—	4,500,000	—	—
O.I. Corp.	245,900	—	—	245,900	24,590	—
Oil-Dri Corp. of America	562,500	—	—	562,500	135,000	—
Origin Agritech, Ltd.	778,302	721,698	222,500	1,277,500	—	(880,851)
Osteotech, Inc.	1,240,000	—	—	1,240,000	—	—
ParkerVision, Inc.	1,322,300	775,000	312,558	1,784,742	—	1,154,695
ParkerVision, Inc.	—	400,000	400,000	—	—	—
ParkerVision, Inc. (warrants)	375,000	—	375,000	—	—	—
Patrick Industries, Inc.	293,525	—	—	293,525	—	—
PDI, Inc.	1,270,000	—	270,000	1,000,000	—	(892,372)
Phoenix Footwear Group, Inc.	763,900	26,100	—	790,000	—	—
PLATO Learning, Inc.	750,000	1,103,845	—	1,853,845	—	—
Pope & Talbot, Inc.	—	1,000,000		1,000,000	—	—
Portec Rail Products, Inc.	538,400	161,600	—	700,000	75,546	—
ProQuest Co.	1,500,000	—	250,000	1,250,000	—	(980,387)
Quovadx, Inc.	3,700,000	—	3,700,000	—	—	2,065,451
RCM Technologies, Inc.	780,100	—	—	780,100	—	—
Ronco Corp. (convertible preferred stock)	1,841,275	—	—	1,841,275	—	—
Senesco Technologies, Inc.	1,279,925	334,075	—	1,614,000	—	—
Senesco Technologies, Inc. (warrants)	50,000	—	—	50,000	—	—
Sirna Therapeutics, Inc.	6,440,000	—	6,440,000	—	—	71,452,496
SM&A	965,900	400	—	966,300	—	—
Smith & Wollensky Restaurant Group, Inc.	574,400	—	574,400	—	—	1,491,768
Spanish Broadcasting System, Inc. (Class A)	—	2,384,200	—	2,384,200	—	—
SPAR Group, Inc.	1,228,000	—	—	1,228,000	—	—
SRI/Surgical Express, Inc.	500,000	—	—	500,000	—	—
STAAR Surgical Co.	2,000,000	500,000	—	2,500,000	—	—
Tasty Baking Co.	500,000	—	—	500,000	50,000	—
TechTeam Global, Inc.	975,000	—	—	975,000	—	—
The Inventure Group, Inc.	1,900,622	—	—	1,900,622	—	—
The Princeton Review, Inc.	2,000,000	—	—	2,000,000	—	—
Tier Technologies, Inc. (Class B)	1,800,000	—	850,000	950,000	—	(818,952)
VistaCare, Inc. (Class A)	500,000	500,000	—	1,000,000	—	—
Wireless Ronin Technologies, Inc.	723,000	202,000	—	925,000	—	—
WSB Financial Group, Inc.	95,000	200,000	—	295,000	—	—

					$379,201	$96,517,623

(1)	Formerly known as Pan-Nevada Gold Corp., merged on April 16, 2007 with an adjusted share balance.

ADDITIONAL INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended, requires that the annual renewal of the Advisory Agreements be approved by the vote of a majority of the Board of Directors who are not parties to the Advisory Agreements or “interested persons” of the Funds (as that term is defined in the Investment Company Act of 1940) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. At its meeting held May 22, 2007, the Independent Directors of the Corporation approved the annual continuation of the Advisory Agreements without change.

The Directors’ approval was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent and quality of the services provided by the Advisor, including the investment process used by the Advisor; (2) the performance of each Fund in comparison to its benchmark index and a peer group of mutual funds; (3) the management fees and the total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the profitability of the Advisor with respect to each Fund; and (5) the extent to which economies of scale may be realized as each Fund grows. To facilitate the evaluation of these factors, the Advisor provided various materials and information to the Board, including:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR

•	A summary of outside service providers to the Corporation;

•	A summary of the Advisor’s investment process;

•	Biographical information regarding the portfolio management teams for the Select Value, Value Plus and Value Funds;

•	The Advisor’s current Form ADV (Part II) and Schedule F of Form ADV;

•	Information regarding soft dollar practice and usage, trading costs and best execution; and

•	A summary of brokerage commissions for 2005 and 2006 trading activity undertaken on behalf of the Funds.

THE PERFORMANCE, FEES AND EXPENSES OF EACH FUND

•	A Section 15(c) Report prepared by Lipper, Inc. comparing the expenses and performance of the Funds against peer groups and standardized indices; and

•	Information on each Fund’s net expense ratios, performance and Morningstar ratings to a peer group of funds.

THE PROFITABILITY AND FINANCIAL STRENGTH OF THE ADVISOR

•	A profitability analysis prepared by management of the Advisor;

•	An independent advisor profitability study prepared by Lipper, Inc.;

•	A summary of revenue sharing arrangements that the Advisor has in place with various financial intermediaries;

•	The Advisor’s financial statements for the year ended December 31, 2006, together with the independent auditors report thereon;

•

Consolidated financial statements of Heartland Holdings, Inc. (the parent company of the Advisor) and its subsidiaries for the year ended December 31, 2006, together with the independent auditors report thereon;

•	Consolidated (unaudited) financial statements of Heartland Holdings, Inc. and its subsidiaries for the period ended March 31, 2007;

•

A memorandum from management updating the Board of Directors on management’s analysis of the financial resources of the Advisor and its ability to fulfill its obligations to the Funds under the Advisory Agreements;

•	Shareholder Equity Projection for Heartland Holdings, Inc. and its subsidiaries; and

•	Business valuation analysis for Heartland Holdings, Inc. and its subsidiaries.

ECONOMIES OF SCALE

•	A summary comparison of flat rate versus breakpoint fee structures among the Funds and their expense peer group and other comparative expense information; and

•	A Lipper Management Fee Benchmarking Guide titled “The Unparalleled Guide to Management Fee Benchmarking 2006.”

The Board did not consider or review the scope of services or fees that the Advisor provides to other clients, because the Advisor does not provide investment management services to other mutual funds. In addition to the foregoing documents and information, legal counsel to the Corporation and the Independent Directors provided a memorandum that outlined the duties and responsibilities of the Board of Directors in connection with approval of investment advisory agreements, together with related memoranda summarizing relevant case law on this issue. After reviewing and discussing this information, and taking into account other information routinely provided to the Board at its regular quarterly meetings throughout the year regarding the quality of the services provided by the Advisor, the performance of the Funds, regulatory compliance issues and related matters, the Independent Directors reached the following conclusions:

•

The nature and extent of the services provided by the Advisor (a) is appropriate for the investment objectives and programs of the Select Value, Value Plus and Value Funds and to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations, and (b) the quality of the services provided by the Advisor is acceptable;

•

The investment performance of each Fund compares favorably over all periods with the respective Fund’s benchmark and peer group, with the exception of the Value Plus Fund which has outperformed its Lipper peer group over the past five years, but underperformed over the past one, three and ten-year periods. In fact, the Value Fund has been in the first or second quartile of its peer group 63% of the time over all periods presented, the Value Plus Fund 47% of the time and the Select Value Fund 62% of the time. With respect to the performance of the Value Plus Fund, the Board believes that the portfolio management team has properly analyzed issues that have hampered the performance and have responded appropriately to position the Fund for improved future performance;

•

The operating expenses of the Funds compare favorably to their peer groups and are fair and reasonable based on the nature, scope and quality of the services provided to the Funds, especially taking into consideration the fact that the Advisor provides extensive administrative services to the Fund which it is not contractually obligated to provide and which the Funds otherwise would need to obtain from the Advisor or a third party at additional fees;

•	The level of profitability realized by the Advisor from its provision of services to the Funds is reasonable; and

•	The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the Advisory Agreements.

With regard to economies of scale, the Independent Directors were cognizant that certain fixed costs are spread over a broader base of assets as asset size increases. However, given the nature of the investment programs of the Value Fund and the Value Plus Fund, and taking into consideration the favorable comparison of the expense ratios of those two Funds to their peers, the Independent Directors concluded that there are no significant economies of scale to be realized in terms of the portfolio management functions. While the Independent Directors acknowledge that the nature of the investment program of the Select Value Fund gives rise to economies of scale at greater asset levels, they concluded that the five basis point fee reduction implemented last year on net assets in excess of $1.0 billion adequately accounts for economies of scale potentially achievable in the near future.

The Independent Directors ultimately acted to renew each of the Advisory Agreements for an additional year with no changes.

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including, redemption fees; (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Heartland Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

FUND	BEGINNING ACCOUNT VALUE 1/1/07	ENDING ACCOUNT VALUE 6/30/07	EXPENSES PAID DURING PERIOD* 1/1/07 – 6/30/07	ANNUALIZED EXPENSE RATIO DURING PERIOD 1/1/07 – 6/30/07
Heartland Select Value Fund	$1,000.00	$1,140.30	$6.58	1.24%
Heartland Value Plus Fund	1,000.00	1,144.90	6.38	1.20
Heartland Value Fund	1,000.00	1,061.10	5.67	1.11

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	BEGINNING ACCOUNT VALUE 1/1/07	ENDING ACCOUNT VALUE 6/30/07	EXPENSES PAID DURING PERIOD* 1/1/07 – 6/30/07	ANNUALIZED EXPENSE RATIO DURING PERIOD 1/1/07 – 6/30/07
Heartland Select Value Fund	$1,000.00	$1,018.65	$6.21	1.24%
Heartland Value Plus Fund	1,000.00	1,018.84	6.01	1.20
Heartland Value Fund	1,000.00	1,019.29	5.56	1.11

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available at www.heartlandfunds.com, or upon request, without charge, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. Pursuant to the Corporation’s bylaws, the Board delegates day-to-day management of the Funds to the officers of the Corporation. The Board meets regularly to review the Funds’ investments, performance and expenses. The Board elects the officers of the Corporation, and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, Heartland Investor Services, LLC. The Heartland Funds’ Board of Directors approved a change in the Funds’ Distributor to ALPS Distributors, Inc. effective August 1, 2007. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor and each Fund’s distribution plan, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that 75% of Board members and the Chairman of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and officer of the Corporation.

INDEPENDENT DIRECTORS

Name	Address	Date of Birth	Position(s) held with the corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
Robert A. Rudell	789 North Water Street Milwaukee, WI 53202	9/48	Chairman of the Board and Director	Since 2/05; Chairman of the Board since 1/06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002.	3	Director, Medtox Scientific, Inc., April 2002 to present; Director, Optimum Funds, May 2003 to present; Director, Vantagepoint Funds, March 2007 to present

Dale J. Kent	789 North Water Street Milwaukee, WI 53202	11/52	Director	Since 8/03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None

Michael D. Dunham	789 North Water Street Milwaukee, WI 53202	7/45	Director	Since 1/04	Chairman of the Board, Merge Technologies, Inc. since July 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	Merge Technologies, Inc. (a provider of radiological imaging and information integration solutions)

INTERESTED DIRECTORS AND OFFICERS

Name	Address	Date of Birth	Position(s) held with the corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
William J. Nasgovitz(3)	789 North Water Street, Milwaukee, WI 53202	10/44	President and Director	Since 12/84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None

David C. Fondrie	789 North Water Street, Milwaukee, WI 53202	7/49	Chief Executive Officer	Since 5/06	Director, Heartland Advisors, Inc., since May 2006; Director of Equity Research, Heartland Advisors, Inc., since 2000; employed by Heartland Advisors, Inc., in other capacities since 1994; President, Casino Resource Corporation, 1993 to 1994; Executive Vice President and CFO, Ransomes, Inc., 1987 to 1991; Senior Manager, Price Waterhouse, 1983 to 1987; employed by Price Waterhouse in other capacities, 1976 to 1983.	N/A	N/A

Paul T. Beste	789 North Water Street, Milwaukee, WI 53202	1/56	Vice President and Secretary	Since 9/97	Secretary and Treasurer, Heartland Value Manager, LLC., since August 2000; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; employed by Heartland Advisors, Inc., in other capacities since 1997; Director of Taxes/Compliance, Strong Capital Management, Inc., 1992 to 1997.	N/A	N/A

Nicole J. Best	789 North Water Street, Milwaukee, WI 53202	9/73	Vice President and Chief Compliance Officer	Since 11/05	Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since November 2005; Senior Vice President and Treasurer, Heartland Advisors, Inc., since February 2001. Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc., in other capacities since 1998; employed by Arthur Andersen, LLP, 1995 to 1998.	N/A	N/A

Christine A. Roberts	789 North Water Street, Milwaukee, WI 53202	8/72	Treasurer and Principal Accounting Officer	Since 1/07	Vice President and Treasurer Heartland Advisors, Inc., since August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc. since January 2007. Assistant Director Distribution Planning, Northwestern Mutual September 2003 to August 2006; Independent Consultant, 2003; Senior Manager, Deloitte & Touche, LLP, June 2002 to May 2003; employed by Arthur Andersen, LLP, 1994 to 2002.	N/A	N/A

(1)

Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)

Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	Mr. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with Heartland Advisors, Inc.

The standing committees of the Corporation’s Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Robert A. Rudell, Dale J. Kent and Michael D. Dunham. Mr. Kent serves as chairman of the audit committee and Mr. Dunham serves as chairman of the nominating committee. Mr. Kent has been determined by the Board to be an audit committee financial expert.

The audit committee is responsible for the selection of the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the audit committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The audit committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee has adopted a written charter.

The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies for election and re-election to the Board as and when required. The nominating committee generally accepts recommendations for nominations by shareholders of the Funds. The nominating committee has adopted a written charter.

The Funds’ Statement of Additional Information includes additional information about the directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

DEFINITIONS

LIPPER DEFINITIONS

Multi-Cap Value Funds are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Small-Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Small-Cap Value Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P Small-Cap 600 Index.

OTHER DEFINITIONS

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Russell 2000 Index is an unmanaged index of stocks consisting of the smaller two-thirds of the 3000 largest publicly traded U.S. companies. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. It is not possible to invest directly in an index.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 of the largest stocks (in terms of market value) in the United States representing 88 separate industries. It is not possible to invest directly in an index.

The Heartland Family of Value Funds

Individual Investors:
1-800-432-7856

Financial Advisors:
Financial Advisor Services: 1-800-442-6391

Distributor:
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

WWW.HEARTLANDFUNDS.COM

Statements regarding particular securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations.

An investor should consider the Funds' investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds' prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com to download. Please read the prospectus carefully before investing.

HEARTLAND FUNDS
AMERICA'S VALUE INVESTOR®

Item 2.	Code of Ethics.

Not applicable – only for annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable—Only effective for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Heartland Group, Inc.

By (Signature and Title)*	/s/ David C. Fondrie
David C. Fondrie, Chief Executive Officer

Date	August 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David C. Fondrie
David C. Fondrie, Chief Executive Officer

Date	August 23, 2007

By (Signature and Title)*	/s/ Christine A. Roberts
Christine A. Roberts, Treasurer and Principal Accounting Officer

Date	August 23, 2007

*	Print the name and title of each signing officer under his or her signature.